Supplement to the
Fidelity Managed Retirement 2020 Fund℠
Class K
September 28, 2024
Summary Prospectus

Effective June 1, 2025, the following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Cait Dourney (Co-Portfolio Manager) has managed the fund since 2025.
Finola McGuire Foley (Co-Portfolio Manager) has managed the fund since 2025.
R95-K-SUSTK-0525-100 1.9920780.100	May 30, 2025